Investor Presentation November 2010 Exhibit 99.1

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group Today
An international specialty underwriter of property/casualty insurance and reinsurance products
Multinational underwriter with global reach
1,331 employees across five countries
Total capitalization of $2.0 billion
Operations conducted through four business segments
Excess & Surplus Lines – U.S. wholesale distribution, top 10 in market share
Commercial Specialty – U.S. niche retail distribution
Reinsurance – Event driven business, 7.7% of group premium
International Specialty – Lloyd’s syndicate
Dedicated product development team
A.M. Best Rating of A XII (Excellent)
Risk exposure in 134 territories
NASDAQ: AGII

4.
Our Strategy
Deploy capital in the international specialty market for maximum return
Provide our clients with insurance solutions by continuously focusing on new business development and organic growth
Strategically grow our platform and gain access to new markets through acquisitions
Dedicated to attracting top tier talent to leverage our platform
Manage balance sheet risk by maintaining relatively low financial leverage and a prudent investment portfolio
Maximize shareholder value through growth in book value per share

5.
We have successfully diversified our portfolio and become a global specialty insurance underwriter
2004 2010
NEP Split
2000
Excess & Suprlus
Lines, 48.1%
Risk Management,
18.3%
Specialty
Commercial, 23.8%
Public Entity, 9.7%
Financial Highlights ($mm, except per share data) 2000
2004
(1)
LTM 2010
Book Value per Share 23.03 30.36 58.30
Pre-tax Operating Income
(2)
(152.5)            55.5              101.7
Total Capital 501.1             716.8             2,001.4
Notes
1 Book value per common share includes impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.
2 Excludes foreign currency exchange gains and losses and realized investment gains and losses.
2001 –
Acquires Colony and Rockwood.
Founds Trident
2007 –
Completes merger with PXRE;
Forms Argo Re
2008 –
Rebranded Argo Group; Acquired
Heritage and its Lloyd’s syndicate
2009 –
Introduces Casualty and
Professional Risks Division
Timeline
Excess &
Surplus Lines,
39.2%
Commercial
Specialty, 26.6%
Reinsurance,
7.7%
International
Specialty, 26.5%
Specialty
Commercial,
23.9%
Specialty
Workers'
Compensation
, 75.9%
Public Entity,
0.2%

6.
Argo Today: What We Do
Combined
Ratio*
Insureds
Segment Profile
* GWP and Combined Ratio for YTD 2010
%
GWP*
74%
Reinsurance
• Insureds include US regional
carriers and international multi-
line carriers
• Casualty clients are
predominately US Fortune
1000 companies written on a
primary basis
• Argo Re (class 4 specialty
reinsurance platform)
• Provides property CAT
reinsurance, excess casualty
13%
Excess and
Surplus Lines
• Commercial Property and
Casualty on a non-admitted
basis
• Distribution through wholesale
agents and brokers
33%
99%
• Representative insureds
include restaurants,
contractors, day care centers,
apartment complexes, and
others
Commercial
Specialty
101%
27%
• Commercial Property and
Casualty on an admitted basis
• Distribution through select
independent agents, brokers,
wholesalers and program
managers
• Food and hospitality, specialty
retail, grocery stores, mining
industry and public entities
Argo
International
• Argo Managing Agency plc
• Short-tail risks with an
emphasis on commercial
property, and non-US
professional indemnity
insurance
110%
27%
• Insureds include US and
international small/medium
commercial businesses,
transportation, fine arts and
specie and others

$61
$43
$46
$18
2007
2008
2009
YTD 2010

ARGO GROUP
Get there together

7.
Pre-Tax Operating Income
($mm)
Commercial Specialty
Specialty Niche Segment
Status
Historical combined ratio in low 90%
range
Primarily admitted, retail-driven
Competitive advantages
Expertise in niche markets
– grocery stores
– mining operations
– laundry & dry cleaners
– small/medium-size public entities
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
89% 97%
96%
Combined Ratio
101%

$113
$98
$65
$44
2007 2008 2009 YTD 2010
8.
Pre-Tax Operating Income
($mm)
Excess & Surplus Lines
Largest and Most Profitable Segment
Status
Combined ratio 90% over cycle
Colony, Argonaut Specialty & Argo Pro
Competitive advantages
Excellent infrastructure – broad
geography
Underwriting expertise
Broad product portfolio for small account
underwriters
Controlled distribution
Wholesale agents
Benefits from a category XII ‘A’
(Excellent) rating by A.M. Best
99%
Combined Ratio
89% 93% 100%

$11
$24
($13)
2008¹ 2009 YTD 2010²
9.
Status
• Acquired Heritage in May 2008
• Worldwide property
• Direct and Facultative
• North American and International
Binding Authority
• Non-U.S. liability
• Professional indemnity
• General liability
Competitive advantages
• Specialist knowledge
• Carries the Lloyd’s market ratings
of ‘A’ (Excellent) rating by A.M.
Best, and ‘A+’ by S&P
Argo International
Lloyd’s Underwriting Agency
110%² 102%
Pre-Tax Operating Income
($mm)
Note:
1 Data is for the full year ending Dec. 31, 2008
2 Includes 9.2 points of catastrophe losses
Combined Ratio
96%

$25
$50
$23
2008 2009 YTD 2010
10.
Status
• Underwriting on $1.2 billion of capital today
• Achieved desired diversification in second
year
• Appointed Andrew Carrier as Argo Re
President and Nigel Mortimer as head of
Excess Casualty
Competitive advantages
• Utilize established infrastructure
• Built diversified book of business
• Proven record of leadership
• Benefits from a category XII ‘A’ (Excellent)
rating by A.M. Best
Reinsurance
Argo Re – Well Established
74% 78%
Pre-Tax Operating Income
($mm)
Combined Ratio
52%

ARGO GROUP US

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ARGO INTERNATIONAL

Member Argo Group

ARGO RE

Member Argo Group

ARGO GROUP

Get there together

11.
Combined Business Mix –
Established platform to write business worldwide and penetrate niche markets
Reinsurance/Insurance
Quota share reinsurance
of business partners
Property reinsurance
Excess casualty and
professional liability insurance
60%
13%
27%
As of September 30, 2010
Worldwide property insurance
Non-US Liability
Excess & Surplus Lines
Commercial Specialty
Specialty Insurance

12. Growth in Key Profit Drivers Net Premium Earned Gross Written Premium Investment Income 18% CAGR 21% CAGR 16% CAGR ($mm) $622 $1,989 2002 2009 $378 $1,415 2002 2009 $53 $146 2002 2009

13.
$23.40
$27.22
$30.36
$33.52
$39.08
$45.15
$44.18
$52.36
$58.30
2002 2003 2004 2005 2006 2007 2008 2009 2010-Q3
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an
as if converted basis. Preferred stock had fully converted into common shares as of Dec. 31, 2007.
Growth of Book Value
BVPS Growth Since 2002
13%
CAGR

23.4%
22.8%
22.3%
18.6%
18.1%
16.4%
15.8%
14.2%
14.0%
12.4%
11.6%
9.8%
8.5%
6.3%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
AGII ALTE NAVG AHL HCC GBLI ACGL AXS WRB MKL ENH AWH RLI SIGI
14.
Peer Comparison – Book Value and Book Value Per Share Growth
Book Value Growth from 2002 – Q3 2010
Book Value Per Share Growth from 2002 – Q3 2010
13.3%
12.5%
10.7% 10.5%
9.9%
9.1%
8.7%
8.5%
7.9%
6.3%
3.4%
2.1%
(2.0%)
NA
(5.0%)
0.0%
5.0%
10.0%
15.0%
ACGL AGII AXS ENH AHL WRB NAVG HCC MKL RLI ALTE SIGI GBLI AWH

6.1%
5.4%
4.1% 4.1%
4.1%
4.4%
3.3%
3.2%
2.5%
2.1% 2.1%
2.4%
1.3% 1.3%
1.2%
1.5%
0.2%
1.0% 0.9%
0.8%
0.6%
0.6%
0.6%
0.3%
0.4%
0.3%
0.2%
0.1%
7.6%
5.5%
5.1%
5.0%
5.0%
4.4%
3.8%
3.8%
3.1%
2.5%
2.4%
2.4%
1.6%
1.5%
1.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
VR MRH PTP RE FSR PRE RNR AHL TRH AXS AWH ENH AGII ACGL ALTE
15.
Exceptional Catastrophe Exposure Management
Chilean Earthquake / Windstorm Xynthia Ultimate Net Losses as a % of 12/31/09 Common
Equity ($ in millions)
2
Initial Estimate
Revised Estimate
2 1
3
1 1
1 4
2 5 2 6
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1) Q2 net losses reflect only losses from the Chilean earthquake. Initial losses include the Chilean earthquake and Windstorm Xynthia.
(2) Q2 net losses reflect Q1 estimates plus reported development, if any.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthia and the Australian hailstorms. Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call. Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger. Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.

16.
Argo Group 2009 Financial Highlights
2008 2009 Change
Gross Written Premium
24%
Net Earned Premium 25%
Total Revenue 24%
Net Operating Income Per Share 35%
Net Income Per Share
86%
** Impacted by $17.4M of pre-tax losses from U.S. storms in Q2 and $74M from hurricanes Gustav and Ike in Q3.
Net Investment Income 3%
YTD Growth in Book Value Per Share
$  1.6B
$  1.1B
$  1.2B
$   3.17
$   2.05**
$ 150M
(2.1%)
$  2.0B
$  1.4B
$  1.5B
$   4.28
$   3.81
$ 146M
18.5%

17.
Argo Group 2010 Third Quarter Results
2009
Nine
Months
2010
Nine
Months
Change
Gross Written Premium $ 1.6B 25%
Net Earned Premium
$ 1.1B
15%
Total Revenue
$ 1.2B
8%
Net Operating Income Per Share $ 4.07 54%
Net Income Per Share
$    2.48
7%
Net Investment Income $ 113M 11%
YTD Growth in Book Value Per Share 15.5%
$ 1.2B
$ 937M
$ 1.1B
$ 1.86
$ 2.31
$ 101M
11.3%

18.
Strong Balance Sheet and Capital Base
In millions except for book value and leverage data
**Includes $311mm of Junior Subordinated Debentures
Dec 31, 2008
2,997
24.1%
1,782
1,353
6,382
$3,995
429
$44.18
Dec 31, 2009
3,203
19.1%
1,996
1,615
6,897
$4,334
381
$52.36
Sep 30, 2010
3,230
1,675
6,676
$4,341
$58.30
374
2,049
18.3%
Reserves
Total Leverage*
Total Capital
Shareholders’ Equity
Total Assets
Investment Portfolio
Indebtedness*
Book Value Per Share

$505mm
$476mm
$463mm
$402mm
$357mm
$306mm
$280mm
$249mm
$180mm
$162mm
$154mm
$157mm
$141mm
$125mm
$93mm
$86mm
$302mm (a)
$98mm
$50mm
$34mm
127.0%
105.7%
86.2%
66.0%
57.9%
39.1%
26.2%
22.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2003 2004 2005 2006 2007 2008 2009 Q3 2010
PXRE Runoff A&E WC Net-Run-Off Reserves as a % Equity
$685mm
$617mm
$638mm
$529mm
$801mm
$559mm
$423mm
$369mm
19.
Run-Off Reserves
Net Run-Off Reserve Summary 2003- Q3 2010
(b)
Note:   WC represents Risk Management and A&E represents IROC; 12/31/2002 net runoff reserves were internally approximated to be $450mm for
Risk Management and $245mm for IROC.
(a) Includes $104.2mm of net reserves related to PXRE Reinsurance Company sold in 2008.
(b) Risk Management Reserves include reserves for other run-off lines

20.
• Internally and externally managed
• Conservative focus on large cap
• Average Rating of AA
• Duration of 3.2 years
Invested Assets
($mm)
$1,181
$1,553
$1,784
$2,173
$2,514
$3,556
$3,995
$4,334 $4,341
2002 2003 2004 2005 2006 2007 2008 2009 Q3 2010
Conservative Investment Portfolio
Fixed income (94%) Equities (6%)
Total: $3.9bn Total: $0.4bn
34%
15%
17%
17%
7%
U.S. Government
State / Muni
Corporate
Structured
Short Term
Other
10%
Financials
Industrial & Other
14%
86%

21.
Key Areas of Focus Going Forward
• Improve our expense structure
– Implementing a shared services model for our back office and non-core functions
– Evaluating outsourcing opportunities
• Capital management – constantly evaluating our capital structure to ensure we are adequately and efficiently capitalized
• Investment portfolio – analyzing our risk-return threshold and allocating our investments accordingly to increase yield
• New business development – prudently evaluating new specialty products and new geographies which will be accretive to ROE over time

22.
Why Argo?
• Broadly diversified insurance and reinsurance platform
• Deep product expertise in niche focus areas
• Proven track record of growth and profitability
• Proven ability to manage through insurance cycle
• Prudent risk management and controls
• Strong leadership
• Significant room for future growth
• ROE driven focus

Thank you Q&A